EXHIBIT 32.1

                            Certification Pursuant to
                         Section 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In  connection  with the Annual  Report of CIT Group Inc.  ("CIT") on Form
10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Albert R. Gamper, Jr., the Chief Executive Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

                                            /s/ ALBERT R. GAMPER, JR.
                                            ------------------------------------
                                            Albert R. Gamper, Jr.
                                            Chairman and Chief Executive Officer
                                            CIT Group Inc.

                                            Dated: March 9, 2004